Exhibit (a)(1)(B)

PRELIMINARY COPY

LETTER OF TRANSMITTAL

TO EXCHANGE PUBLIC WARRANTS

OF

ORGANOGENESIS HOLDINGS INC.

AND CONSENT

PURSUANT TO THE OFFER AND

CONSENT SOLICITATION DATED [●], 2019

THE OFFER PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,

EASTERN TIME ON [●], 2019 UNLESS THE OFFER PERIOD IS EXTENDED

The undersigned represent(s) that I (we) have full authority to surrender without restriction the warrants that were issued in connection with our initial public offering pursuant to a prospectus dated October 10, 2016, exercisable for shares of Organogenesis Holdings Inc. Class A common stock, par value $0.0001 per share (the “Shares”), at an exercise price of $5.75 per half Share (the “Public Warrants”) for exchange. You are hereby authorized and instructed to prepare in the name of and deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a certificate representing Shares for Public Warrants tendered pursuant to this Letter of Transmittal and Consent. Such Shares shall equal 0.095 Shares per Public Warrant tendered, subject to adjustment in the event a fractional Share would be issued, as described in the Offer Letter, dated [●], 2019.

Method of delivery of the Public Warrant(s) is at the option and risk of the owner thereof.

See Instruction 2.

Mail or deliver this Letter of Transmittal and Consent, together with the certificate(s) representing your Public Warrants, to:

IF DELIVERING BY MAIL, HAND OR COURIER:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

1 State Street- 30th Floor

New York, NY 10004

Attention: Corporate Actions/Organogenesis

For assistance call the Information Agent, Morrow Sodali, toll free at (800) 662-5200.

DESCRIPTION OF PUBLIC WARRANTS SURRENDERED (Please fill in. Attach separate schedule if needed)
Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF PUBLIC WARRANTS SURRENDERED (Please fill in. Attach separate schedule if needed)
	Certificate Number(s) and/or Book-Entry Account Number(s)	Total Number of Public Warrants Represented by Certificate(s) and/or Book-Entry Account Number(s)	Number of Public Warrants Tendered

TOTAL PUBLIC WARRANTS TENDERED

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT CAREFULLY,

INCLUDING THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby exchanges the below described Public Warrants of Organogenesis Holdings Inc. (the “Company”), a Delaware corporation, pursuant to the Company’s Offer to Exchange Letter dated [●], 2019 (the “Offer Letter”) and this Letter of Transmittal and Consent (which together constitute the “Offer”).

The Board of Directors of the Company has extended the Offer to all holders of the Company’s issued and outstanding warrants that were issued in connection with the Company’s initial public offering pursuant to a prospectus dated October 10, 2016 (the “IPO Prospectus”), exercisable for shares of the Company’s Class A common stock, par value $0.0001 per share (the “Shares”), at an exercise price of $5.75 per half Share (the “Public Warrants”) to permit holders of Public Warrants to tender any and all outstanding Public Warrants in exchange for Shares at an exchange ratio of 0.095 Shares for each Public Warrant tendered (approximately one Share for every 11 Public Warrants tendered), subject to adjustment, as described in the Offer Letter.

The Company is also soliciting consents (the “Consent Solicitation”) from holders of the Public Warrants to amend the warrant agreement governing the terms of the Public Warrants in order to permit the Company to require that each Public Warrant that is outstanding upon the closing of the Offer be converted into 0.0855 Shares, which is a ratio 10% less than the exchange ratio applicable to the Offer, thus eliminating all of the Public Warrants (as more fully described in the Offer Letter and Consent Solicitation, including Annex A thereto, the “Warrant Amendment”). Holders of Public Warrants who desire to tender their Public Warrants pursuant to the Offer are required to consent to the Warrant Amendment. The execution and delivery of this Letter of Transmittal and Consent will constitute a Holder’s consent to the Warrant Amendment and will also authorize and direct the Depository to execute and deliver a written consent to the Warrant Amendment on such Holder’s behalf with respect to all Public Warrants tendered by such Holder. A Holder of Public Warrants may not tender Public Warrants in the Offer without delivering its consent to the Warrant Amendment with respect to all Public Warrants by such Holder.

NO FRACTIONAL SHARES WILL BE ISSUED. PUBLIC WARRANTS MAY ONLY BE EXCHANGED FOR WHOLE SHARES. IN LIEU OF ISSUING FRACTIONAL SHARES TO WHICH ANY HOLDER OF PUBLIC WARRANTS WOULD OTHERWISE HAVE BEEN ENTITLED, THE COMPANY WILL ROUND THE NUMBER OF SHARES TO WHICH SUCH HOLDER IS ENTITLED, AFTER AGGREGATING ALL FRACTIONS, UP TO THE NEXT WHOLE NUMBER OF SHARES.

PUBLIC WARRANTS NOT EXCHANGED FOR SHARES WILL REMAIN SUBJECT TO THEIR ORIGINAL TERMS AND SHALL EXPIRE ON DECEMBER 10, 2023.

THE OFFER RELATES TO THE PUBLIC WARRANTS ISSUED PURSUANT TO THE IPO PROSPECTUS, WHICH TRADE THROUGH THE DEPOSITORY TRUST COMPANY (“DTC”). ANY AND ALL OUTSTANDING PUBLIC WARRANTS ARE ELIGIBLE TO BE TENDERED PURSUANT TO THE OFFER.

IT IS THE COMPANY’S CURRENT INTENTION NOT TO CONDUCT ANOTHER OFFER TO EXCHANGE PUBLIC WARRANTS FOR SHARES. HOWEVER, THE COMPANY RESERVES THE RIGHT TO DO SO IN THE FUTURE, AS WELL AS TO EXERCISE ITS ABILITY TO REDEEM THE PUBLIC WARRANTS IF AND WHEN IT IS PERMITTED TO DO SO PURSUANT TO THE TERMS OF THE PUBLIC WARRANTS.

Subject to and effective upon acceptance of the tender of the Public Warrants exchanged hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby agrees to subscribe for the Shares, upon the exchange of one Public Warrant for 0.095 Shares, as indicated on the first page of this Letter of Transmittal and Consent.

The undersigned acknowledges that the undersigned has been advised to consult with its own advisors as to the consequences of participating or not participating in the Offer.

The undersigned hereby represents and warrants to the Company that:

(a) the undersigned has full power and authority to tender the Public Warrants tendered hereby and subscribe for all of the Shares of the Company which may be received upon exchange of the Public Warrants tendered hereby;

(b) the undersigned has good, marketable and unencumbered title to the Public Warrants tendered hereby, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their exchange, sale or transfer, and the Public Warrants tendered hereby are not subject to any adverse claim;

(c) on request, the undersigned will execute and deliver any additional documents the Company deems necessary to complete the exchange of the Public Warrants tendered hereby;

(d) the undersigned understands that tenders of Public Warrants tendered hereby pursuant to the Offer and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer; and

(e) the undersigned agrees to all of the terms of the Offer.

All authorities conferred or agreed to be conferred in this Letter of Transmittal and Consent shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable.

Delivery of this Letter of Transmittal and Consent and all other documents to an address other than as set forth above, does not constitute a valid delivery. Please read carefully the entire Letter of Transmittal and Consent, including the accompanying instructions, before checking any box below. This Letter of Transmittal and Consent is to be used only if (a) certificates are to be forwarded herewith (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the depositary) or (b) delivery of Public Warrants is to be made by book-entry transfer to the depositary’s account at DTC pursuant to the procedures set forth in the Offer Letter.

If you desire to exchange Public Warrants pursuant to the Offer and you cannot deliver your Public Warrant certificate(s) (or you are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal and Consent are delivered to the depositary prior to the Expiration Date, you may tender your Public Warrants according to the guaranteed delivery procedures set forth in the Offer Letter under “The Offer, Section 2. Procedure for Tendering Public Warrants—A. Proper Tender of Public Warrants—Guaranteed Delivery.” See Instruction 2.

Delivery of documents to DTC does not constitute delivery to Continental Stock Transfer & Trust Company (the “Depositary”).

“Expiration Date” means 12:00 midnight, Eastern Time, on [●], 2019, unless and until the Company, in its sole discretion, extends the Offer, in which case the “Expiration Date” means the latest time and date at which the Offer, as extended, expires.

THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF PUBLIC WARRANTS BY THE COMPANY FOR EXCHANGE WILL CONSTITUTE A BINDING AGREEMENT BETWEEN THE UNDERSIGNED AND THE COMPANY UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE OFFER.

BY TENDERING PUBLIC WARRANTS IN THE OFFER AND CONSENT SOLICITATION, THE UNDERSIGNED ALSO CONSENTS TO AND APPROVES THE WARRANT AMENDMENT, AS SET FORTH IN THE OFFER LETTER, AND AUTHORIZES THE DEPOSITARY TO CONSENT TO AND APPROVE THE WARRANT AMENDMENT ON THE UNDERSIGNED’S BEHALF WITH RESPECT TO THE PUBLIC WARRANTS TENDERED. HOLDERS OF PUBLIC WARRANTS MAY NOT TENDER PUBLIC WARRANTS IN THE OFFER AND CONSENT SOLICITATION WITHOUT AUTHORIZING THE DEPOSITARY TO CONSENT TO AND APPROVE THE PROPOSED WARRANT AMENDMENT ON THEIR BEHALF.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

This Letter of Transmittal and Consent is to be completed by a holder of Public Warrants if either (i) Public Warrant Certificates are to be forwarded with this Letter of Transmittal and Consent or (ii) the Public Warrants the holder is electing to exchange are to be delivered by book-entry transfer pursuant to the procedures set forth in the Offer Letter under “The Offer, Section 2. Procedure for Tendering Public Warrants—A. Proper Tender of Public Warrants—Book-Entry Delivery.” Delivery of documents to DTC or to the Company does not constitute delivery to the Depositary.

The undersigned hereby: (i) elects to exchange the Public Warrants described under “Election to Exchange” below (Box 1); and (ii) agrees to subscribe for the Shares issuable thereunder, in each case pursuant to the terms and subject to the conditions described in the Offer Letter and this Letter of Transmittal and Consent. If the undersigned holds Public Warrants for beneficial owners, the undersigned represents that it has received from each beneficial owner thereof (collectively, the “Beneficial Owners”) a duly completed and executed “Instruction Form,” a form of which is attached to the “Letter to Clients” accompanying this Letter of Transmittal and Consent, instructing the undersigned to take the action described in this Letter of Transmittal and Consent. Subject to, and effective upon, the Company’s acceptance of the undersigned’s election to exchange the Public Warrants described in Box 1 below, the undersigned hereby assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to, and under the Public Warrants being exchanged hereby, waives any and all other rights with respect to such Public Warrants and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Public Warrants.

The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Public Warrants the undersigned is electing to exchange, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver the Public Warrants the undersigned is electing to exchange to the Company or cause ownership of such Public Warrants to be transferred to, or upon the order of, the Company, on the books of the Depositary and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Company’s Depositary, as the undersigned’s agent, of the Shares to which the undersigned is entitled upon acceptance by the Company of the undersigned’s election to exchange Public Warrants pursuant to the Offer.

Unless otherwise indicated under “Special Issuance Instructions” below (Box 2), please issue the Shares for the exchanged Public Warrants in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions” below (Box 3), please send or cause to be sent the certificates for the Shares (and accompanying documents, as appropriate) to the undersigned at the address shown above under “Description of Public Warrants Surrendered” (on the cover page of this Letter of Transmittal and Consent) or to the account with the Depositary or at DTC as indicated herein.

The undersigned understands that elections to exchange Public Warrants pursuant to the procedures described under “The Offer, Section 2. Procedure for Tendering Public Warrants” in the Offer Letter and in the instructions to this Letter of Transmittal and Consent will constitute a binding agreement between the undersigned and the Company upon the terms of the Offer set forth in the Offer Letter under “The Offer, Section 1. General Terms,” and subject to the conditions of the Offer set forth in the Offer Letter under “The Offer, Section 11. Conditions; Termination; Waivers; Extensions; Amendments,” subject only to withdrawal of elections to exchange on the terms set forth in the Offer Letter under “The Offer, Section 3. Withdrawal Rights.” All authority conferred in this Letter of Transmittal and Consent or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned of any Beneficial Owners under this Letter of Transmittal and Consent will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

The undersigned hereby represents and warrants that it has full power and authority to exchange, assign and transfer the Public Warrants the undersigned has elected to exchange pursuant to this Letter of Transmittal and Consent. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Depositary as necessary or desirable to complete and give effect to the transactions contemplated hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE BOXES.

☐	CHECK HERE IF THE PUBLIC WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER, AND COMPLETE BOX 4 BELOW.

Name:
Address:

Box 1 ELECTION TO EXCHANGE
A Number of Public Warrants Being Exchanged	B Shares to be Issued (Multiply Column A by 0.095 and round UP to the nearest whole number)(1)

(1)   No fractional Shares will be issued. Public Warrants may only be exchanged for whole Shares. In lieu of issuing fractional Shares to which any holder of Public Warrants would otherwise have been entitled, the Company will round the number of Shares to which such holder is entitled, after aggregating all fractions, up to the next whole number of Shares.

Box 2 SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTION 1)
To be completed ONLY if certificates for Shares issued in exchange for Public Warrants are to be issued in the name of someone other than the undersigned.

Issue Share certificates:
Name(s)

(please print)

Address(es)

Box 3 SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if certificates for Shares issued in exchange for Public Warrants are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown in the “Description of Public Warrants Tendered”.

Mail Certificates to:
Name(s)

(please print)

Address(es)

Box 4 USE OF BOOK-ENTRY TRANSFER
To be completed ONLY if delivery of Public Warrants is to be made by book-entry transfer.
Name of Tendering
Institution:
Participant Account Number:
Transaction Code Number:

Box 5
EXERCISING HOLDER SIGNATURE

PLEASE SIGN HERE
(To be completed by all Public Warrant Holders)
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non U.S.-Holders Please Obtain and Complete IRS Form W-8BEN,
IRS Form W-BEN-E or Other Applicable IRS Form W-8)

(Signature of Registered Holder(s) or Authorized Signatory)

Dated: , 2019

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal and Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)

Name(s):
(please print)
Address(es)
Capacity (full title):
Area Code and Telephone Number:
Tax Identification or Social Security No.

GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instruction 1)
Name of Firm:
Authorized Signature:
Name:
(please print)
Title:
Address:
Area Code and Telephone Number:
Dated: , 2019

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURE.

No signature guarantee is required if either:

(a) this Letter of Transmittal and Consent is signed by the registered holder of the Public Warrants exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and Consent and such owner has not completed the box entitled “Special Delivery Instructions” or “Special Issuance Instructions”; or

(b) such Public Warrants are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority (“FINRA”) or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approved Signature Guarantee Medallion Program (each such entity, an “Eligible Institution”); or

(c) the holders of such Public Warrants reside outside of the U.S. and are not otherwise tendering the Public Warrants in the U.S.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal and Consent. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal and Consent is to be used only if:

•	certificates for Public Warrants are delivered with it to the Depositary; or

•	the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary; or

•

Public Warrants are exchanged pursuant to the procedure for tender by book-entry transfer set forth in the Offer Letter under “The Offer, Section 2. Procedure for Tendering Public Warrants—A. Proper Tender of Public Warrants—Book-Entry Delivery.”

Unless Public Warrants are being tendered by book-entry transfer, as described below, (a) a properly completed and duly executed Letter of Transmittal and Consent or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal and Consent (including any required signature guarantees), (b) certificates for the Public Warrants being exchanged, and (c) any other documents required by the Letter of Transmittal and Consent should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the expiration of the Offer. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal and Consent must accompany each such delivery.

Public Warrants may be validly tendered pursuant to the procedures for book-entry transfer as described in the Offer Letter. In order for Public Warrants to be validly tendered by book-entry transfer, the Depositary must receive, prior to the Expiration Date, (a) confirmation of such delivery and (b) either a properly completed and executed Letter of Transmittal and Consent (or manually signed facsimile thereof) or an Agent’s Message if the tendering Public Warrant holder has not delivered a Letter of Transmittal and Consent, and (c) all documents required by the Letter of Transmittal and Consent. The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exchanging the Public Warrants that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Consent and that the Company may enforce such agreement against the participant. The term “Book-Entry Confirmation” means a timely confirmation of a book-entry transfer of Public Warrants into the Depositary’s account at DTC. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agreed to be bound by the Letter of Transmittal and Consent and that the Letter of Transmittal and Consent may be enforced against you.

If your Public Warrant certificates are not immediately available, you cannot deliver your warrants and all other required documents to the Depositary or you cannot complete the procedure for delivery by book-entry transfer prior to the expiration date, you may tender your Public Warrants pursuant to the guaranteed delivery procedure set forth in the Offer Letter. Pursuant to such procedure:

(i) such tender must be made by or through an Eligible Institution (as defined in Instruction 1);

(ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and

(iii) the certificates for all physically delivered Public Warrants in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Public Warrants delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal and Consent (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary within two Nasdaq Stock Market trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer Letter.

The method of delivery of all documents, including Public Warrant certificates, the Letter of Transmittal and Consent and any other required documents, is at the election and risk of the tendering Public Warrant holder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by the Offer Letter, no alternative or contingent exchanges will be accepted.

3. CONSENTING IN THE OFFER AND CONSENT SOLICITATION. By tendering your Public Warrants in accordance with the procedures described in the Offer Letter and Consent Solicitation and the Letter of Transmittal and Consent, you also consent to and approve the Warrant Amendment, as set forth in the Offer Letter and Consent Solicitation, acknowledge receipt of the Offer Letter and Consent Solicitation and revoke any proxy heretofore given with respect to the Warrant Amendment. You irrevocably constitute and appoint the Depositary as your agent and attorney-in-fact, with full power and authority in your name, place and stead, with full knowledge that the Depositary is also acting as the agent of the Company in connection with the Offer and Consent Solicitation, as your true and lawful representative, attorney-in-fact and agent with respect to the tendered Public Warrants, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offer Letter and Consent Solicitation, to (1) deliver the tendered Public Warrants to the Company together with all accompanying evidences of transfer and authenticity to the Company, upon receipt by the Depositary, as its agent, of the Shares to be issued in exchange for the Public Warrants, (2) present the tendered Public Warrants for transfer, and to transfer the tendered Public Warrants on the account books maintained by DTC to, or upon the order of, the Company, (3) present the tendered Public Warrants for transfer, and to transfer the tendered Public Warrants on the books of the Company, (4) immediately prior to the Company’s acceptance for exchange of the Public Warrants tendered, consent to and approve the Warrant Amendment on your behalf, (5) make, execute, sign, acknowledge, verify, swear to and deliver on your behalf any written consent of the holders of

Public Warrants to approve the Warrant Amendment, (6) receive all benefits and otherwise exercise all rights of ownership of the tendered Public Warrants, all in accordance with the terms and conditions of the Offer and Consent Solicitation and (7) to do and perform each and every act and thing whether necessary or desirable to be done, as fully as you might or could do if personally present at a meeting of holders of Public Warrants or otherwise. Such appointment will be automatically revoked if the Company does not accept for exchange Public Warrants that a Holder has tendered.

4. INADEQUATE SPACE. If the space provided in the box captioned “Description of Public Warrants Surrendered” is inadequate, the certificate number(s) and/or the book-entry account number(s) and the number of Public Warrants should be listed on a separate signed schedule and attached to this Letter of Transmittal and Consent.

5. PUBLIC WARRANTS EXCHANGED. Public Warrant holders who choose to participate in the Offer may exchange some or all of such holder’s Public Warrants pursuant to the terms of the Offer, subject to proration and adjustment as described in the Offer Letter.

6. SIGNATURES ON LETTER OF TRANSMITTAL.

(a) If this Letter of Transmittal and Consent is signed by the registered holder(s) of the Public Warrants tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If the Public Warrants are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal and Consent.

(c) If any tendered Public Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

(d) When this Letter of Transmittal and Consent is signed by the registered holder(s) of the Public Warrants listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Public Warrants or separate instruments of transfer are required. EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 1, SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal and Consent is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution. See Instruction 1.

(e) If this Letter of Transmittal and Consent or any certificate(s) or instruments of transfer are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

6. SPECIAL DELIVERY AND SPECIAL ISSUANCE INSTRUCTIONS. If certificates for Shares issued upon exchange of the Public Warrants are to be issued in the name of a person other than the signer of the Letter of Transmittal and Consent or if such certificates are to be sent to someone other than the person signing the Letter of Transmittal and Consent or to the signer at a different address, the boxes captioned “Special Issuance Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal and Consent must be completed as applicable and signatures must be guaranteed as described in Instruction 1.

7. IRREGULARITIES. All questions as to the number of Public Warrants to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Public Warrants will be determined by the

Company in its sole discretion, which determinations shall be final and binding on all parties, subject to the judgment of any court that might provide otherwise. The Company reserves the absolute right to reject any or all tenders of Public Warrants it determines not to be in proper form or to reject those Public Warrants, the acceptance of which may, in the opinion of the Company’s counsel, be unlawful, subject to the judgment of any court that might provide otherwise. The Company also reserves the absolute right to waive any of the conditions of the Offer (subject to the potential requirement to disseminate additional information and extend the Offer, as described in the Offer Letter under “The Offer, Section 11. Conditions; Termination; Waivers; Extensions; Amendments”) and any defect or irregularity in the tender of any particular Public Warrant, and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to the judgment of any court that might provide otherwise. No tender of Public Warrants will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

8. SUBSTITUTE FORM W-9 AND FORM W-8.To avoid backup withholding, a tendering Public Warrant holder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided herewith, and to certify, under penalties of perjury, that such number is correct and that such Public Warrant holder is not subject to backup withholding of U.S. federal income tax, and that such Public Warrant holder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering Public Warrant holder has been notified by the Internal Revenue Service (“IRS”) that such Public Warrant holder is subject to backup withholding, such Public Warrant holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Public Warrant holder has since been notified by the IRS that such Public Warrant holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Public Warrant holder to U.S. federal income tax withholding if any cash payments are made in lieu of fractional shares; however, no such cash payments will be made. If the tendering Public Warrant holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Public Warrant holder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments to such Public Warrant holder until a TIN is provided to the Depositary.

Certain Public Warrant holders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign Public Warrant holders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such Public Warrant holders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Please direct questions or requests for assistance, or for additional copies of the Offer Letter, Letter of Transmittal and Consent or other materials, to the Information Agent at:

470 West Avenue—3rd Floor

Stamford, CT 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage firms, please call: (203) 658-9400

Email: ORGO.info@morrowsodali.com

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF) TOGETHER WITH PUBLIC WARRANT CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO 12:00 MIDNIGHT, EASTERN TIME, ON [●], 2019.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a Public Warrant holder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Public Warrants must, unless an exemption applies, provide the Depositary (as payer) with the Public Warrant holder’s correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal and Consent. If the Public Warrant holder is an individual, the Public Warrant holder’s TIN is such Public Warrant holder’s Social Security number. If the correct TIN is not provided, the Public Warrant holder may be subject to a $50 penalty imposed by the IRS.

Certain Public Warrant holders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign Public Warrant holder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8 signed under penalties of perjury, attesting to his or her foreign status. A Form W-8 can be obtained from the Depositary. Such Public Warrant holders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt Public Warrant holders, other than foreign Public Warrant holders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a Public Warrant holder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a Public Warrant holder with respect to Shares issued pursuant to the Offer, the Public Warrant holder is required to notify the Depositary of the Public Warrant holder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal and Consent certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such Public Warrant holder is awaiting a TIN), (2) that the Public Warrant holder is not subject to backup withholding because (i) the Public Warrant holder is exempt from backup withholding, (ii) the Public Warrant holder has not been notified by the IRS that the Public Warrant holder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the Public Warrant holder that the Public Warrant holder is no longer subject to backup withholding and (3) the Public Warrant holder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

The tendering Public Warrant holder is required to give the Depositary the TIN, generally the Social Security number or Employer Identification Number, of the record holder of the Public Warrants tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering Public Warrant holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Public Warrant holder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the Public Warrant holder may be subject to a $50.00 penalty imposed by the IRS.

THIS FORM MUST BE COMPLETED BY ALL TENDERING U.S. HOLDERS

PAYER’S NAME:

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	CHECK APPROPRIATE BOX: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other	Part 3— Awaiting TIN ☐ Part 4— Exempt ☐
Please fill in your name and address below.	Part 2—Certification— Under penalties of perjury, I certify that:

Name:	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

Address (Number and Street):

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

City, State and Zip Code:	(3) I am a U.S. Person (including a U.S. resident alien).

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS

	Signature:	Date:

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature:

Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gifts to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate or pension trust	The legal entity(4)

8.	Corporation or LLC electing corporate status on Form 8832	The corporation or LLC

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as state or local government, school district, or prison) that receives agricultural program payments	The public entity
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one) but the IRS encourages you to use your SSN.
(4)	List first and circle the name of the trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE.	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), any IRA or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from back-up withholding include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 664 or described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.